UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2022 (June 2, 2022)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 2, 2022. The shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2022. Results of voting with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-vote
Raymond T. Betler	8,299,745	241,138	1,055,625
Dirk Jungé	6,165,139	2,375,744	1,055,625
John F. Kasel	8,340,480	200,403	1,055,625
John E. Kunz	8,343,566	197,317	1,055,625
Diane B. Owen	8,176,495	364,388	1,055,625
Robert S. Purgason	6,660,908	1,879,975	1,055,625
William H. Rackoff	6,098,767	2,442,116	1,055,625
Suzanne B. Rowland	5,917,389	2,623,494	1,055,625
Bruce E. Thompson	7,499,222	1,041,661	1,055,625

As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

Proposal 2: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022:

Votes For	Votes Against	Abstentions
9,517,862	73,211	5,435

The foregoing proposal was approved.

Proposal 3: Advisory approval of named executive officers’ 2021 compensation.

Votes For	Votes Against	Abstentions	Broker Non-vote
6,926,907	1,607,054	6,922	1,055,625

The foregoing proposal was approved.

Proposal 4: Approval of the L.B. Foster Company 2022 Equity and Incentive Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-vote
6,421,164	2,111,281	8,438	1,055,625

The foregoing proposal was approved.

No other matters or proposals were voted on at the Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	June 3, 2022	/s/ Patrick J. Guinee
Patrick J. Guinee
Senior Vice President, General Counsel,
and Corporate Secretary